EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Chuma Holdings, Inc. (the “Company”) on Form 10-Q for the period ending August 31, 2014 as filed with the Securities and Exchange Commission (the “Report”), Paul Shively, the Principal Financial and Accounting Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: October 30, 2014	By:	/s/ Paul Shively
Chief Financial Officer, Chuma Holdings, Inc.